HELD FOR SALE	12 Months Ended
Dec. 31, 2017
Non-current Assets Held For Sale And Discontinued Operations [Abstract]
HELD FOR SALE
HELD FOR SALE
The following is a summary of the assets and liabilities classified as held for sale as at December 31, 2017 and December 31, 2016:

			2017	2016
AS AT DEC. 31 (MILLIONS)	Real Estate	Other	Total	Total
Assets
Cash and cash equivalents	$20	$—	$20	$8
Accounts receivables and other	44	—	44	134
Investment properties	1,007	—	1,007	165
Property, plant and equipment	475	15	490	58
Other long-term assets	44	—	44	67
Assets classified as held for sale	$1,590	$15	$1,605	$432
Liabilities
Accounts payable and other	$212	$—	$212	$67
Property-specific borrowings	1,212	—	1,212	60
Liabilities associated with assets classified as held for sale	$1,424	$—	$1,424	$127

As at December 31, 2017, assets held for sale within the company’s Real Estate segment include interests in two office properties located in Toronto, a hotel and casino located in Las Vegas and thirteen other real estate assets. The company intends to sell controlling interests in these properties to third parties in the next 12 months.
During the year, the company sold certain assets and subsidiaries. Within our real estate business, a New York office property was sold for net proceeds of approximately $680 million in the second quarter of 2017, a U.K. office property was sold for approximately $152 million in the third quarter of 2017 and our European logistics business was sold for net proceeds of approximately $1.9 billion in the fourth quarter of 2017. Additionally, within our private equity business, our bath and shower products manufacturing business was sold for proceeds of approximately $357 million in the first quarter of 2017.